BRIGADE HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2023 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (0.58%)
Consumer, Cyclical (0.12%)
Libbey Glass Inc.(a)(b)(c)	114,836	$588,534

Energy (0.09%)
Greenfire Resources, Ltd.(b)	83,181	404,259

Health Care (0.17%)
Envision Healthcare Corp. Equity(a)(b)	95,653	813,051

Technology (0.20%)
Aquity Holdings Inc Servco Equity (Escrow)(a)(b)(d)	122,254	35,889
Avaya Holdings Corp.(a)(b)(c)(d)	48,689	942,132
Total Technology		978,021

TOTAL COMMON STOCKS
(Cost $3,243,996)		2,783,865

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (28.69%)
Basic Materials (0.45%)
Spectrum Group Buyer, Inc.(e)	3M SOFR + 6.50%, 0.75% Floor	5/19/2028	$2,432,380	$2,186,710

Communications (4.37%)
Cengage Learning, Inc.(e)	3M US L + 4.75%, 1.00% Floor	7/14/2026	2,332,107	2,336,351
CMG Media Corp.(e)	3M SOFR + 3.50%	12/17/2026	2,430,267	2,241,922
Hubbard Radio LLC(e)	1M US L + 4.25%, 1.00% Floor	4/30/2025	1,741,466	1,419,294
J&J Ventures Gaming, LLC, TL(a)	L + 4.25%	4/26/2028	1,108,929	1,089,522
Pug LLC(e)	1M SOFR + 3.50%	2/16/2027	1,914,226	1,879,923
Syniverse Holdings LLC(e)	3M SOFR + 7.00%, 0.50% Floor	5/13/2027	4,522,889	3,940,567
Viasat, Inc.(e)	1M US L + 4.50%, .50% Floor%, 0.50% Floor	5/30/2030	920,000	900,450
Windstream Services LLC(e)	1M SOFR + 6.25%, 1.00% Floor	9/21/2027	1,835,489	1,729,178
Xplornet Communications, Inc.(e)	3M US L + 4.00%, 0.50% Floor	10/1/2028	5,242,691	3,115,312
Zayo Group Holdings, Inc.(e)	1M US L + 3.00%	3/9/2027	2,700,000	2,311,254
Total Communications				20,963,773

Consumer, Cyclical (4.33%)
American Greetings Corp.(e)	1M SOFR + 6.00%, 1.00% Floor	4/6/2028	2,334,737	2,338,636
Century Casinos, Inc.(e)	1M SOFR + 6.00%, 0.75% Floor	4/2/2029	2,487,342	2,407,747
Champ Acquisition Corp.(e)	3M US L + 5.50%	12/22/2025	1,623,427	1,627,486
ECL Entertainment LLC(e)	3M SOFR + 4.75%, 0.75% Floor	9/2/2030	3,062,325	3,064,622
J&J Ventures Gaming LLC(a)(e)	1M SOFR + 4.25%, 0.75% Floor	4/26/2028	616,071	605,290
Libbey Glass LLC(e)	1M SOFR + 6.50%, 0.75% Floor	11/22/2027	1,826,752	1,744,548
Mad Engine Global LLC(e)	3M US L + 7.00%, 1.00% Floor	7/16/2027	2,006,778	1,422,304
RH(e)	1M US L + 2.50%, 0.50% Floor	10/20/2028	2,458,301	2,386,396
Warhorse Gaming, LLC	1M SOFR + 9.25%	6/15/2028	5,083,743	5,185,418
Total Consumer, Cyclical				20,782,447

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (7.26%)
Bausch Health Americas, Inc.(e)	1M SOFR + 5.25%, 0.50% Floor	2/1/2027	1,345,455	1,091,917
Carestream Health, Inc.(e)	3M SOFR + 7.50%, 1.00% Floor	9/30/2027	4,487,210	3,446,761
Global Medical Response, Inc.(e)	3M US L + 4.25%, 1.00% Floor	3/14/2025	1,800,022	1,401,767
Global Medical Response, Inc.(e)	1M US L + 4.25%, 1.00% Floor	10/2/2025	4,178,663	3,255,889
KNS Midco Corp.(e)	1M SOFR + 6.25%, 0.75% Floor	4/21/2027	3,322,120	2,927,619
LifeScan Global Corp.(e)	3M SOFR + 6.50%	12/31/2026	8,782,797	6,510,249
Naked Juice LLC(e)	3M SOFR + 3.25%, 0.50% Floor	1/24/2029	3,482,848	3,360,565
Phinia INC., TLB(a)	1M SOFR + 4.00%	6/8/2028	2,544,002	2,553,542
Pluto Acquisition I, Inc.(e)	3M US L + 4.00%	6/20/2026	3,752,277	2,914,281
Radiology Partners, Inc.(e)	L + 4.25%	7/9/2025	817,797	657,304
Sabre GLBL, Inc.(e)	1M SOFR + 3.50%, 0.50% Floor	12/17/2027	1,460,735	1,273,030
Sabre GLBL, Inc.(e)	1M SOFR + 3.50%, 0.50% Floor	12/17/2027	930,072	810,558
Sabre GLBL, Inc.(e)	1M SOFR + 4.25%, 0.50% Floor	6/30/2028	578,690	509,536
Team Health Holdings, Inc.(e)	3M SOFR + 5.25%, 1.00% Floor	3/2/2027	5,508,516	4,169,946
Total Consumer, Non-cyclical				34,882,964

Energy (1.98%)
EPIC Y-Grade Services LP(e)	3M SOFR + 6.00%, 1.00% Floor	6/30/2027	9,747,516	9,498,370

Financials (2.30%)
Acrisure LLC(e)	1M US L + 3.50%	2/15/2027	3,775,747	3,762,947
HUB International, Ltd.(e)	3M SOFR + 4.25%, 0.75% Floor	6/20/2030	2,612,856	2,622,707
Obra Capital, Inc.(e)	1M SOFR + 6.00%	10/1/2026	5,457,717	4,639,059
Total Financials				11,024,713

Health Care (0.29%)
Envision Healthcare Operating, INC. TL 1L(e)	L + 8.25%	12/30/2027	1,475,070	1,385,651

Industrials (1.00%)
Iris Holding, Inc.(e)	3M SOFR + 4.75%, 0.50% Floor	6/28/2028	2,633,594	2,424,566
Spirit AeroSystems, Inc.(e)	3M SOFR + 4.25%, 0.50% Floor	1/15/2027	2,383,659	2,388,618
Total Industrials				4,813,184

Materials (0.49%)
Arsenal AIC Parent LLC	1M SOFR + 4.50%	8/18/2030	2,346,462	2,353,055

Oil & Gas (0.81%)
New Fortress Energy 10/23 Cov-Lite(e)	L + 5.00%	10/27/2028	3,973,913	3,904,370

Support Services (0.58%)
DS Parents, INC. TLB 1L(e)	L + 5.50%	12/13/2030	2,905,000	2,767,012

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (4.83%)
Avaya Inc., TL	1M SOFR + 1.50%	8/1/2028	5,438,180	4,783,314
BCP V Everise Acquisition LLC 1L(a)(e)	L + 6.00%	12/20/2029	2,555,000	2,299,500
Castle US Holding Corp.(e)	1M SOFR + 3.75%	1/29/2027	874,359	612,987
Castle US Holding Corp.(e)	3M SOFR + 4.00%, 0.75% Floor	1/29/2027	1,490,466	1,029,912
Magenta Buyer LLC(e)	3M US L + 5.00%, 0.75% Floor	7/27/2028	6,065,850	4,261,259
Matrix Parent, Inc.(e)	3M SOFR + 5.00%, 0.75% Floor	3/1/2029	1,979,744	1,345,236
Mavenir Systems, Inc.(e)	3M US L + 4.75%, 0.50% Floor	8/18/2028	5,182,634	3,614,887
Quest Software, Inc.(e)	3M SOFR +4.25%, 0.50% Floor	2/1/2029	2,300,201	1,747,509
Sandvine Corp.(e)	1M SOFR + 4.50%	11/2/2025	4,371,533	3,519,084
Total Technology				23,213,688

TOTAL BANK LOANS
(Cost $138,713,911)				137,775,937

CONVERTIBLE CORPORATE BOND (0.08%)
Communications (0.08%)
Liberty Interactive LLC	3.750%	2/15/2030	1,580,000	395,000

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $328,584)				395,000

CORPORATE BOND (64.25%)
Basic Materials (5.33%)
ASP Unifrax Holdings, Inc.(f)	5.250%	9/30/2028	1,405,000	1,024,315
Axalta Coating Systems LLC(f)	3.375%	2/15/2029	3,515,000	3,161,083
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(f)	8.750%	7/15/2026	5,010,000	4,709,901
Domtar Corp.(f)	6.750%	10/1/2028	4,655,000	4,209,051
First Quantum Minerals, Ltd.(f)	8.625%	6/1/2031	3,615,000	3,063,713
Mineral Resources, Ltd.(f)	8.500%	5/1/2030	2,500,000	2,596,875
Rain Carbon, Inc.(f)	12.250%	9/1/2029	2,865,000	2,789,794
Rain CII Carbon LLC / CII Carbon Corp.(f)	7.250%	4/1/2025	73,000	70,609
Tronox, Inc.(f)	4.625%	3/15/2029	4,460,000	3,947,100
Total Basic Materials				25,572,441

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (13.29%)
Altice Financing SA(f)	5.750%	8/15/2029	2,090,000	1,845,407
Altice France SA(f)	5.500%	10/15/2029	2,000,000	1,558,860
Beasley Mezzanine Holdings LLC(f)	8.625%	2/1/2026	3,765,000	2,496,823
CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.375%	6/1/2029	6,300,000	5,923,890
Ciena Corp.(f)	4.000%	1/31/2030	2,250,000	2,057,625
CMG Media Corp.(f)	8.875%	12/15/2027	2,010,000	1,585,388
CommScope, Inc.(f)	7.125%	7/1/2028	320,000	153,460
CommScope, Inc.(f)	8.250%	3/1/2027	2,050,000	1,082,400
CommScope, Inc.(f)	6.000%	3/1/2026	2,725,000	2,421,905
CSC Holdings LLC(f)	6.500%	2/1/2029	2,500,000	2,197,975
Dish DBS Corp.	7.750%	7/1/2026	2,335,000	1,617,688
Dish DBS Corp.	7.375%	7/1/2028	1,205,000	724,279
Dish DBS Corp., Series WI	5.125%	6/1/2029	1,000,000	513,710
Dish DBS Corp.(f)	5.250%	12/1/2026	3,845,000	3,299,010
Gray Escrow II, Inc.(f)	5.375%	11/15/2031	2,310,000	1,744,304
Gray Television, Inc.(f)	5.875%	7/15/2026	125,000	121,466
Gray Television, Inc.(f)	4.750%	10/15/2030	1,565,000	1,165,017
Gray Television, Inc.(f)	7.000%	5/15/2027	1,355,000	1,269,039
GrubHub Holdings, Inc.(f)	5.500%	7/1/2027	2,450,000	2,057,772
Level 3 Financing, Inc.(f)	3.875%	11/15/2029	500,000	428,120
Level 3 Financing, Inc.(f)	4.250%	7/1/2028	885,000	422,234
Level 3 Financing, Inc.(f)	3.625%	1/15/2029	2,630,000	1,128,708
Level 3 Financing, Inc.(f)	3.750%	7/15/2029	1,160,000	485,750
Level 3 Financing, Inc.(f)	10.500%	5/15/2030	1,750,000	1,710,752
Liberty Interactive LLC	8.250%	2/1/2030	1,055,000	453,650
Lumen Technologies, Inc.(f)	4.000%	2/15/2027	1,000,000	639,750
Lumen Technologies, Inc., Series P	7.600%	9/15/2039	945,000	272,396
McGraw-Hill Education, Inc.(f)	5.750%	8/1/2028	3,300,000	3,176,654
Radiate Holdco LLC / Radiate Finance, Inc.(f)	4.500%	9/15/2026	3,995,000	3,049,384
Spanish Broadcasting System, Inc.(f)	9.750%	3/1/2026	2,405,000	1,416,545
T-Mobile USA, Inc.	3.375%	4/15/2029	1,235,000	1,147,989
T-Mobile USA, Inc.	3.500%	4/15/2031	1,500,000	1,373,370
Urban One, Inc.(f)	7.375%	2/1/2028	4,700,000	3,980,524
Viasat, Inc.(f)	6.500%	7/15/2028	900,000	739,125
Viasat, Inc.(f)	7.500%	5/30/2031	1,905,000	1,492,815
Vmed O2 UK Financing I PLC(f)	4.250%	1/31/2031	3,000,000	2,629,602
Windstream Escrow LLC / Windstream Escrow Finance Corp.(f)	7.750%	8/15/2028	4,760,000	4,167,190
Zayo Group Holdings, Inc.(f)	4.000%	3/1/2027	1,620,000	1,288,921
Total Communications				63,839,497

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (11.42%)
1011778 BC ULC / New Red Finance, Inc.(f)	4.375%	1/15/2028	1,500,000	1,433,091
1011778 BC ULC / New Red Finance, Inc.(f)	3.875%	1/15/2028	2,500,000	2,364,851
Academy, Ltd.(f)	6.000%	11/15/2027	2,000,000	1,970,000
Avianca Midco 2 PLC(f)	9.000%	12/1/2028	1,335,000	1,173,131
Bath & Body Works, Inc.(f)	6.625%	10/1/2030	2,890,000	2,960,986
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(f)	4.875%	2/15/2030	1,535,000	1,360,819
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(f)	5.000%	6/15/2029	2,985,000	2,661,986
Caesars Entertainment, Inc.(f)	7.000%	2/15/2030	3,120,000	3,189,358
Carnival Corp.(f)	4.000%	8/1/2028	1,870,000	1,732,723
Carnival Corp.(f)	10.500%	6/1/2030	580,000	634,375
Carnival Holdings Bermuda, Ltd.(f)	10.375%	5/1/2028	1,810,000	1,966,058
Empire Communities Corp.(f)	7.000%	12/15/2025	385,000	381,342
Empire Resorts, Inc.(f)	7.750%	11/1/2026	4,630,000	3,991,060
Hilton Domestic Operating Co., Inc.(f)	4.000%	5/1/2031	5,970,000	5,452,819
International Game Technology PLC(f)	6.250%	1/15/2027	1,550,000	1,579,372
International Game Technology PLC(f)	5.250%	1/15/2029	940,000	921,012
Jacobs Entertainment, Inc.(f)	6.750%	2/15/2029	5,520,000	5,217,090
NCL Corp., Ltd.(f)	8.125%	1/15/2029	1,400,000	1,459,948
NCL Corp., Ltd.(f)	5.875%	3/15/2026	530,000	518,400
NCL Corp., Ltd.(f)	5.875%	2/15/2027	750,000	743,690
QVC, Inc.	4.450%	2/15/2025	685,000	643,681
QVC, Inc.	4.750%	2/15/2027	3,625,000	2,863,750
QVC, Inc.	4.375%	9/1/2028	2,475,000	1,788,188
Studio City Finance, Ltd.(f)	5.000%	1/15/2029	105,000	87,899
United Airlines, Inc.(f)	4.375%	4/15/2026	2,520,000	2,454,430
Walgreens Boots Alliance, Inc.	4.800%	11/18/2044	1,685,000	1,393,637
Yum! Brands, Inc.	6.875%	11/15/2037	2,335,000	2,565,791
Yum! Brands, Inc.	3.625%	3/15/2031	1,500,000	1,353,197
Total Consumer, Cyclical				54,862,684

Consumer, Non-cyclical (11.85%)
Akumin, Inc.(d)(f)(g)	7.000%	11/1/2025	5,490,000	4,447,586
Akumin, Inc.(d)(f)(g)	7.500%	8/1/2028	30,000	22,768
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(f)	6.500%	2/15/2028	2,330,000	2,353,300
Bausch Health Cos., Inc.(f)	5.500%	11/1/2025	330,000	301,660
Centene Corp.	2.500%	3/1/2031	1,400,000	1,164,109
Charles River Laboratories International, Inc.(f)	3.750%	3/15/2029	2,950,000	2,725,711
CPI CG, Inc.(f)	8.625%	3/15/2026	2,620,000	2,552,535
Embecta Corp.(f)	6.750%	2/15/2030	2,375,000	2,087,922
Global Medical Response, Inc.(f)	6.500%	10/1/2025	5,626,000	4,468,676
Medline Borrower LP(f)	3.875%	4/1/2029	2,825,000	2,556,625
Molina Healthcare, Inc.(f)	3.875%	11/15/2030	4,165,000	3,742,294
New Albertsons LP	8.000%	5/1/2031	2,500,000	2,662,812
New Albertsons LP	7.450%	8/1/2029	4,000,000	4,176,250
Organon & Co. / Organon Foreign Debt Co-Issuer BV(f)	5.125%	4/30/2031	1,550,000	1,329,900
Post Holdings, Inc.(f)	5.625%	1/15/2028	2,095,000	2,075,501
Radiology Partners, Inc.(f)	9.250%	2/1/2028	170,000	87,049
RP Escrow Issuer LLC(f)	5.250%	12/15/2025	7,035,000	5,698,350
StoneMor, Inc.(f)	8.500%	5/15/2029	2,490,000	1,964,921
Tenet Healthcare Corp.	4.625%	6/15/2028	8,075,000	7,699,593
United Rentals North America, Inc.	4.000%	7/15/2030	5,200,000	4,793,776
Total Consumer, Non-cyclical				56,911,338

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Energy (6.80%)
Antero Midstream Partners LP / Antero Midstream Finance Corp.(f)	5.375%	6/15/2029	1,585,000	1,527,742
Civitas Resources, Inc.(f)	8.625%	11/1/2030	605,000	641,903
Crescent Energy Finance LLC(f)	9.250%	2/15/2028	1,885,000	1,955,819
Energy Transfer LP(f)	6.000%	2/1/2029	470,000	473,931
Energy Transfer LP(f)	7.375%	2/1/2031	510,000	536,219
EnLink Midstream LLC	5.375%	6/1/2029	2,170,000	2,121,291
EnLink Midstream LLC(f)	6.500%	9/1/2030	2,840,000	2,898,220
EnLink Midstream Partners LP	5.600%	4/1/2044	1,015,000	890,663
Genesis Energy LP / Genesis Energy Finance Corp.	8.875%	4/15/2030	2,700,000	2,798,037
Greenfire Resources, Ltd.(f)	12.000%	10/1/2028	4,210,000	4,160,743
Howard Midstream Energy Partners LLC(f)	6.750%	1/15/2027	950,000	942,638
Northern Oil and Gas, Inc.(f)	8.125%	3/1/2028	485,000	492,647
Occidental Petroleum Corp.	5.550%	3/15/2026	750,000	755,423
Occidental Petroleum Corp.	6.125%	1/1/2031	450,000	466,662
Permian Resources Operating LLC(f)	8.000%	4/15/2027	1,150,000	1,188,704
Shelf Drilling Holdings, Ltd.(f)	9.625%	4/15/2029	1,955,000	1,915,900
Strathcona Resources, Ltd./Alberta(f)	6.875%	8/1/2026	2,435,000	2,320,592
Transocean, Inc.	7.500%	4/15/2031	1,795,000	1,583,938
Transocean, Inc.(f)	8.000%	2/1/2027	2,650,000	2,606,717
Venture Global Calcasieu Pass LLC(f)	4.125%	8/15/2031	2,145,000	1,892,158
Venture Global Calcasieu Pass LLC(f)	3.875%	11/1/2033	555,000	470,191
Total Energy				32,640,138

Financials (9.32%)
Apollo Commercial Real Estate Finance, Inc.(f)	4.625%	6/15/2029	4,170,000	3,484,202
Armor Holdco, Inc.(f)	8.500%	11/15/2029	1,845,000	1,675,352
Barclays PLC	9.625%	12/31/9999	1,360,000	1,412,709
Diversified Healthcare Trust	4.375%	3/1/2031	3,360,000	2,529,442
Finance of America Funding LLC(f)	7.875%	11/15/2025	3,215,000	2,582,716
Freedom Mortgage Corp.(f)	7.625%	5/1/2026	500,000	491,182
Freedom Mortgage Corp.(f)	6.625%	1/15/2027	2,310,000	2,187,036
Freedom Mortgage Corp.(f)	12.000%	10/1/2028	970,000	1,050,685
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(f)	4.250%	2/1/2027	3,390,000	3,187,077
LD Holdings Group LLC(f)	6.500%	11/1/2025	2,645,000	2,440,912
Midcap Financial Issuer Trust(f)	6.500%	5/1/2028	2,350,000	2,191,375
Midcap Financial Issuer Trust(f)	5.625%	1/15/2030	1,235,000	1,081,205
Navient Corp.	5.500%	3/15/2029	1,050,000	967,050
OneMain Finance Corp.	5.375%	11/15/2029	3,580,000	3,356,250
PennyMac Financial Services, Inc.(f)	5.375%	10/15/2025	1,325,000	1,312,002
PennyMac Financial Services, Inc.(f)	4.250%	2/15/2029	3,490,000	3,121,770
PennyMac Financial Services, Inc.(f)	7.875%	12/15/2029	760,000	782,481
Service Properties Trust	5.500%	12/15/2027	1,080,000	986,510
Service Properties Trust(f)	8.625%	11/15/2031	4,690,000	4,900,769
Starwood Property Trust, Inc.(f)	3.625%	7/15/2026	5,335,000	5,029,785
Total Financials				44,770,510

Health Care Equipment & Services (0.69%)
Team Health Notes FIXED PIK 1350 6/30/2029(a)(e)	13.500%	6/30/2028	3,395,000	3,293,150

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (4.10%)
Ball Corp.	3.125%	9/15/2031	4,480,000	3,850,612
Berry Global, Inc.(f)	5.625%	7/15/2027	1,675,000	1,662,438
Camelot Return Merger Sub, Inc.(f)	8.750%	8/1/2028	1,900,000	1,938,356
Coherent Corp.(f)	5.000%	12/15/2029	2,645,000	2,514,866
LSB Industries, Inc.(f)	6.250%	10/15/2028	2,480,000	2,356,570
TransDigm, Inc.(f)	7.125%	12/1/2031	7,000,000	7,358,262
Total Industrials				19,681,104

Technology (0.44%)
Pitney Bowes, Inc.(f)	6.875%	3/15/2027	1,000,000	935,000
Pitney Bowes, Inc.(f)	7.250%	3/15/2029	1,390,000	1,183,759
Total Technology				2,118,759

Utilities (1.01%)
Vistra Corp.(f)(h)	5Y US TI + 5.74%	12/31/9999	3,400,000	3,368,578
Vistra Operations Co. LLC(f)	5.625%	2/15/2027	1,500,000	1,481,947
Total Utilities				4,850,525

TOTAL CORPORATE BOND
(Cost $298,959,232)				308,540,146

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.40%)
State Street Institutional US Government Money Market Fund	5.310%	30,707,416	$30,707,416

TOTAL SHORT TERM INVESTMENTS
(Cost $30,707,416)			30,707,416

TOTAL INVESTMENTS (100.00%)
(Cost $471,953,139)			$480,202,364

OTHER ASSETS IN EXCESS OF LIABILITIES (0.00%)			11,231

NET ASSETS (100.00%)			$480,213,595

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Portfolio of Investments section.
(b)	Non-income producing security.
(c)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of December 31, 2023, the fair value of illiquid securities in the aggregate was $1,530,666, representing 0.32% of the Fund's net assets.
(d)	Security deemed to be restricted as of December 31, 2023. As of December 31, 2023, the fair value of restricted securities in the aggregate was $6,001,020, representing 1.25% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(e)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023 the fair value of securities restricted under Rule 144A in the aggregate was $246,320,543, representing 51.29% of net assets.
(g)	Security is currently in default.
(h)	Security is a perpetual bond.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%
3M US L - 3 Month LIBOR as of December 31, 2023 was 5.59%

3M US SOFR - 3 Month US SOFR as of December 31, 2023 was 5.33%
6M US SOFR - 6 Month US SOFR as of December 31, 2023 was 5.15%
5Y US TI - 5 Year US Treasury Index as of December 31, 2023 was 3.93%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2023 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Brigade High Income Fund (the “Fund”). The Fund is diversified, and its investment objective is current income, with capital appreciation as a secondary objective. The Fund currently offers Founders Class shares that commenced operations on May 2, 2023 and Institutional Class shares that commenced operations on May 5, 2023. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Money market funds, representing short-term investments, are valued at their Net Asset Value (“NAV”).

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

Brigade High Income Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$–	$588,534	$588,534
Energy	404,259	–	–	404,259
Health Care	–	–	813,051	813,051
Technology	–	–	978,021	978,021
Bank Loans
Basic Materials	–	2,186,710	–	2,186,710
Communications	–	19,874,251	1,089,522	20,963,773
Consumer, Cyclical	–	20,177,157	605,290	20,782,447
Consumer, Non-cyclical	–	32,329,422	2,553,542	34,882,964
Energy	–	9,498,370	–	9,498,370
Financials	–	11,024,713	–	11,024,713
Health Care	–	1,385,651	–	1,385,651
Industrials	–	4,813,184	–	4,813,184
Materials	–	2,353,055	–	2,353,055
Oil & Gas	–	3,904,370	–	3,904,370
Support Services	–	2,767,012	–	2,767,012
Technology	–	20,914,188	2,299,500	23,213,688
Convertible Corporate Bond
Communications	–	395,000	–	395,000
Corporate Bond
Basic Materials	–	25,572,441	–	25,572,441
Communications	–	63,839,497	–	63,839,497
Consumer, Cyclical	–	54,862,684	–	54,862,684
Consumer, Non-cyclical	–	56,911,338	–	56,911,338
Energy	–	32,640,138	–	32,640,138
Financials	–	44,770,510	–	44,770,510
Health Care Equipment & Services	–	–	3,293,150	3,293,150
Industrials	–	19,681,104	–	19,681,104
Technology	–	2,118,759	–	2,118,759
Utilities	–	4,850,525	–	4,850,525
Short Term Investments	30,707,416	–	–	30,707,416
Total	$31,111,675	$436,870,079	$12,220,610	$480,202,364

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender. Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2023. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined. The Fund may invest in financial instruments that use or may use a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.